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                                                                    EXHIBIT 4.1



[SEAL]                APACHE MEDICAL SYSTEMS, INC.                        [SEAL]

COMMON STOCK            A DELAWARE CORPORATION                      COMMON STOCK


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THIS CERTIFIES THAT                                           CUISP 03746E  10 2
                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


is the owner of
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FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE PER SHARE,
  OF

                         APACHE MEDICAL SYSTEMS, INC.

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(the "Company"), transferable in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The holder hereof accepts said shares of common stock with notice of, and subject to, the provisions of the Company's Certificate of Incorporation and Bylaws and all amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

/s/                                             /s/
   ----------------------                          -------------------------
   Secretary                                        Chairman
                                    [SEAL]













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                           [COMMON STOCK CERTIFICATE]


                                 [REVERSE SIDE]






        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common    UNIF GIFT MIN ACT-__________Custodian_________
                                                     (Cust)             (Minor)
TEN ENT - as tenants by the
          entireties                              under Uniform Gifts to Minors
                                                  Act _________
JT TEN  - as joint tenants with                        (State)
          right of survivorship
          and not as tenants in
          common

   Additional abbreviations may also be used though not in the above list.

For value received ____________________________________hereby sell, assign and transfer unto

Please insert Social Security or other
identifying number of assignee, if any

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Please print or typewrite name and address including postal zip code of assignee

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Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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to transfer the said stock on the books of the Company with full power of substitution in the premises.


                                   _____________________________________________
                                   Notice: The signature to this assignment must correspond with the name as written upon the
Date: ___________________________  face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.